EXHIBIT 99


                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                   TERM SHEET
                                 $1,752,395,000
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                              WELLS FARGO 2005-AR12
                             WACHOVIA BANK, TRUSTEE


                                                                                                         Est.
                                                                                                      Payment to         Est.
                                                                           WAL           WAL To        to Roll        Payment to
                   Approx.imate     Initial Coupon      Security         to Roll        Maturity        Window         Maturity
    Class            Size ($)             (1)         Description     (yrs) (2) (3)    (yrs) (2)       (2) (3)        Window (2)
--------------------------------------------------------------------------------------------------------------------------------
I-A1               $253,345,000         4.367%        Variable PT         2.37            3.34       07/05-07/09     07/05-07/34
II-A1             $1,499,050,000        4.321%        Variable PT         2.36            3.35       07/05-07/09     07/05-07/34
B1 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
B2 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
B3 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
B4 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
B5 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
B6 (4)             Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
R (5)              Not offered        Not offered     Not offered      Not offered    Not offered    Not offered     Not offered
--------------------------------------------------------------------------------------------------------------------------------


                                                        Expected
                                                        Ratings
                    Expected                           (Two of the
                    Initial          Legal           following three:
                     Loss            Final            S&P/ Moody's/
    Class           Coverage        Maturity             Fitch)
--------------------------------------------------------------------
I-A1                 2.65%          7/25/2035           AAA / Aaa
II-A1                2.65%          7/25/2035           AAA / Aaa
B1 (4)            Not offered      Not offered         Not offered
B2 (4)            Not offered      Not offered         Not offered
B3 (4)            Not offered      Not offered         Not offered
B4 (4)            Not offered      Not offered         Not offered
B5 (4)            Not offered      Not offered         Not offered
B6 (4)            Not offered      Not offered         Not offered
R (5)             Not offered      Not offered         Not offered
--------------------------------------------------------------------


(1)   The Class coupons are described under "Interest Rates" on page 5.

(2) Prepayments for Mortgage Pools 1 and 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in July 2005.

(3) The WAL to Roll assumes that the outstanding principal balance of each mortgage loan will be paid in full on its first Rate Adjustment Date.

(4)   Not offered under this term sheet.

(5)   Non-economic REMIC residual.

--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
 BALANCES AS OF JUNE 2005 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION
                  IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:
--------------

o     The deal is comprised of 2 Mortgage Pools:
            Mortgage Pool 1 is comprised of 5-year Hybrid ARMs which have conforming loan sizes and are indexed to 1 Year CMT.
            Mortgage Pool 2 is comprised of 5-year Hybrid ARMs which do not have conforming loan sizes and are indexed to 1 Year CMT.

o Interest and principal on Mortgage Pool 1 and Mortgage Pool 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 subordinate certificates will be payable from amounts collected from both mortgage pools.

o 10% Optional Termination: The transaction may be called by Wells Fargo Asset Securities Corporation on any Distribution Date after which the aggregate outstanding mortgage balance is less than 10% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:
----------------------

Cut off Date:          June 1, 2005

Closing Date:          June 16, 2005

Distribution Dates:    25th of each month, commencing in July 2005

Collection Period:     The calendar month preceding the current Distribution
                       Date

Issuer:                Wells Fargo Mortgage Backed Securities ("WFMBS")

Lead Manager:          Lehman Brothers Inc.

Master Servicer:       Wells Fargo Bank

Servicer(s):           Wells Fargo Bank

Master Servicer Fee:   0.01% per annum

Servicing Fee:         As of the Cut off Date, the weighted average Servicing
                       Fee is approximately 0.25% per annum.

Trustee:               Wachovia Bank

Rating Agencies:       It is expected that two out of three of S&P, Moody's and
                       Fitch will rate all of the offered certificates. One of the aforementioned will rate all of the certificates.

Day Count:             30/360

Delay Days:            24 days


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Interest Accrual       The interest accrual period with respect to all Classes
Period:                of Certificates for a given Distribution Date will be
                       the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:      All Certificates settle with 15 days of accrued interest

Registration:          Book-entry form through DTC

Minimum Denomination:  Class I-A1 and II-A1: $25,000 /$1,000 thereafter.
                       Class B1, B2, B3, B4, B5, B6: $100,000/$1,000 thereafter.

Tax Status:            REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:            25% CPR per annum.

SMMEA Eligibility:     All offered classes will be SMMEA eligible.

ERISA Eligibility:     All offered Certificates will be ERISA eligible.

Due Period:            The "Due Period" related to each Distribution Date
                       starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution
                       Date occurs.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Net WAC: The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the Mortgage Loans at the beginning of the related Due Period, weighted on the basis of their Scheduled Principal Balances at the beginning of the related Due Period.

Interest Rates:        Class I-A1 will bear interest at a rate equal to the Net
                       WAC of Mortgage Pool 1.

                       Class R will bear interest at a rate equal to the Net WAC of Mortgage Pool 1.

                       Class II-A1 will bear interest at a rate equal to the Net WAC of Mortgage pool 2.

                       Classes B1, B2, B3, B4, B5 and B6 will accrue interest at a rate equal to the weighted average of (1) the Net WAC of Mortgage Pool 1 and (2) the Net WAC of Mortgage Pool 2, weighted on the basis of the Pool Subordinate Amount for each pool.

The Subordinate Amounts are calculated as follows:

Pool 1 Subordinate Amount:
--------------------------

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds.

Pool 2 Subordinate Amount:
--------------------------

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds.

Aggregate Subordinate Amount:
-----------------------------

The sum of the Pool 1 Subordinate Amount and the Pool 2 Subordinate Amount.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Credit Enhancement:    Senior/subordinate, shifting interest structure. The
                       initial credit enhancement for Senior Certificates will consist of the subordination of the Class B
                       Certificates, initially 2.65% total subordination.


                       The credit enhancement information shown below is subject to final rating agency approval:

                      Subordination of Class B Certificates
                      -------------------------------------

Priority of                         Class A                       Order of
Payment      |               Credit Support (3.00%)         /\     Loss
             |                                              |     Allocation
             |                      Class B1                |
             |               Credit Support (1.40%)         |
             |                                              |
            \/                      Class B2                |
                             Credit Support (0.90%)

                                    Class B3
                             Credit Support (0.60%)

                                    Class B4
                             Credit Support (0.30%)

                                    Class B5
                             Credit Support (0.15%)

                                    Class B6
                             Credit Support (0.00%)

Loss Allocation:       Realized losses from both pools will be applied to Class
                       B6, Class B5, Class B4, Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero. Once the subordinate classes are reduced to zero, each pool's realized losses will be applied to the corresponding Senior Certificates.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):
------------------------------

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to two times the original Subordinate Test%:

          Distribution Dates (months)                        Shift %
          ---------------------------                        -------
                    1 - 84                                    100%
                   85 - 96                                     70%
                  97 - 108                                     60%
                 109 - 120                                     40%
                 121 - 132                                     20%
                     133 +                                      0%

o * If the Subordinate Test% is greater than two times the original Subordinate Test%:

         Distribution Dates (months)                         Shift %
         ---------------------------                         -------
                    1 - 36                                     50%
                       37+                                      0%

(*If the aggregate AAA loss coverage more than doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the senior bonds will be entitled to 50% of the respective Pool Subordinate % of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the aggregate AAA loss coverage more than doubles based on the initial loss coverage as of the cut-off date, the senior bonds will only be entitled to prepayments based on the respective Pool Senior %, subject to cumulative loss and delinquency tests).


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool, calculate the following:
------------------------------------------------

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA

Principal Paydown Rules:
------------------------

Pay Pool 1 PDA sequentially as follows:
---------------------------------------

      1) Pay sequentially to Class R and then Class I-A1 until reduced to zero.

Pay Pool 2 PDA as follows:
--------------------------

      1) Pay Class II-A1 until reduced to zero.

Pay total Subordinate Principal Distribution Amount as follows*:
----------------------------------------------------------------
*Subject to credit support tests

      1) Sequentially, pay Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 their pro-rata share of the total Subordinate Principal Distribution Amount until reduced to zero.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------



                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:
-------------------
                                               Pool 1                   Pool 2                  Aggregate
                                               ------                   ------                  ---------
Total Number of Loans                                  982                       2,384                       3,366
Total Outstanding Loan Balance                $261,181,350              $1,545,412,512              $1,806,593,862
Average Loan Principal Balance                    $265,969                    $648,244                    $536,718
Range of Loan Principal Balance         $71,756 - $359,364        $50,000 - $4,200,000        $50,000 - $4,200,000
Weighted Average Coupon                             4.617%                      4.582%                      4.587%
Range of Coupons                           4.000% - 4.875%             3.375% - 4.625%              3.375% -4.875%
Weighted Average Margin                             2.750%                      2.750%                      2.750%
Range of Margins                           2.750% - 2.750%             2.750% - 2.750%             2.750% - 2.750%
Initial Periodic Cap                                5.000%                      5.000%                      5.000%
Periodic Cap                                        2.000%                      2.000%                      2.000%
Interest Only                                       67.46%                      74.30%                      73.31%
Weighted Average Maximum Rate                       9.623%                      9.594%                      9.598%
Weighted Average Original Term (mo.)                   360                         360                         360
Weighted Average Remaining Term (mo.)                  348                         348                         348
Range of Remaining Term (mo.)                    220 - 358                   227 - 359                     220-359
Weighted Average Original LTV                       67.77%                      64.47%                      64.95%
Range of Original LTV                       5.22% - 95.00%              8.54% - 90.00%              5.22% - 95.00%
Weighted Average FICO                                  744                         737                         738
Range of FICO                                    623 - 819                   524 - 821                   524 - 821
First Liens                                        100.00%                     100.00%                     100.00%
California Loans                                    81.20%                      83.91%                      83.51%
Primary Home                                        85.01%                      90.12%                      89.38%
Second Home                                         14.99%                       9.85%                      10.60%
Investment Properties                                0.00%                       0.02%                       0.02%



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                         Collateral Summary for Pool 1:
                         ------------------------------
                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PRODUCT:                         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
5/1 ARM                                     982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PREPAYMENT PENALTY:              Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
0.000                                       982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CURRENT BALANCE ($):             Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
50,000.01 - 100,000.00                        6          519,244.42                0.20%
100,000.01 - 150,000.00                      36        5,268,343.27                2.02
150,000.01 - 200,000.00                     143       25,650,222.23                9.82
200,000.01 - 250,000.00                     199       45,427,637.85               17.39
250,000.01 - 300,000.00                     245       68,012,035.23               26.04
300,000.01 - 350,000.00                     314      102,481,335.71               39.24
350,000.01 - 400,000.00                      39       13,822,531.22                5.29
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
GROSS COUPON (%):                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
3.501 - 4.000                                 7        1,785,948.13                0.68%
4.001 - 4.500                                13        3,314,945.56                1.27
4.501 - 5.000                               962      256,080,456.24               98.05
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
8.501 - 9.000                                 7        1,785,948.13                0.68%
9.001 - 9.500                                13        3,314,945.56                1.27
9.501 - 10.000                              954      254,549,860.81               97.46
10.501 - 11.000                               8        1,530,595.43                0.59
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                        % of Aggregate
                                   Number of      Principal Balance   Principal Balance
FIRST RATE CAP (%):              Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
5.000                                       982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PERIODIC RATE CAP (%):           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
2.000                                       982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL TERM (months):          Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
181 - 240                                     1          312,986.73                0.12%
301 - 360                                   981      260,868,363.20               99.88
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
REMAINING TERM (months):         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
181 - 240                                     1          312,986.73                0.12%
241 - 360                                   981      260,868,363.20               99.88
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL LTV (%):                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
0.01 - 10.00                                  2          376,560.27                0.14%
10.01 - 20.00                                22        4,812,291.17                1.84
20.01 - 30.00                                41        8,450,180.66                3.24
30.01 - 40.00                                46       11,099,472.98                4.25
40.01 - 50.00                                76       19,617,675.50                7.51
50.01 - 60.00                                89       23,976,617.48                9.18
60.01 - 70.00                               125       32,945,053.78               12.61
70.01 - 80.00                               565      156,155,467.44               59.79
80.01 - 90.00                                 9        2,207,360.50                0.85
90.01 - 100.00                                7        1,540,670.15                0.59
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CREDIT SCORE:                    Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Unknown                                       1          149,027.10                0.06%
621 - 640                                     6        1,538,804.42                0.59
641 - 660                                    21        5,727,348.22                2.19
661 - 680                                    47       12,268,853.27                4.70
681 - 700                                    87       23,696,117.95                9.07
701 - 720                                   128       33,847,157.42               12.96
721 - 740                                   130       35,864,376.67               13.73
741 - 760                                   170       45,725,713.75               17.51
761 - 780                                   179       47,317,395.70               18.12
781 - 800                                   159       41,264,305.26               15.80
801 - 820                                    54       13,782,250.17                5.28
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
DOCUMENTATION:                   Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
No Income Verification                      517      134,179,140.65               51.37%
Full                                        350       94,666,734.31               36.25
Stated                                      106       29,858,559.52               11.43
No Asset Verification                         9        2,476,915.45                0.95
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
OCCUPANCY:                       Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Primary Home                                820      222,035,636.52               85.01%
Second Home                                 162       39,145,713.41               14.99
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PROPERTY TYPE:                   Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
SF Detached                                 675      178,105,082.81               68.19%
Condo Low Rise                              249       66,422,683.27               25.43
Condo High Rise                              45       12,988,836.21                4.97
PUD                                           8        2,208,153.38                0.85
2 Family                                      4        1,161,410.78                0.44
Coop                                          1          295,183.48                0.11
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PURPOSE:                         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Purchase                                    488      130,791,608.55               50.08%
Rate/Term Refinance                         275       74,378,495.94               28.48
Cash Out Refinance                          219       56,011,245.44               21.45
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
STATE (TOP 10):                  Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
CA                                          781      211,996,773.87               81.17%
AZ                                           31        7,215,692.86                2.76
NV                                           29        6,973,968.60                2.67
WA                                           24        5,968,014.01                2.29
CO                                           15        3,819,661.43                1.46
OR                                           16        3,744,281.98                1.43
TX                                           10        2,867,659.81                1.10
FL                                           11        2,517,901.86                0.96
HI                                            7        1,922,387.24                0.74
UT                                            4        1,162,617.11                0.45
Other                                        54       12,992,391.16                4.97
----------------------------------------------------------------------------------------
Total:                                      982      261,181,349.93              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                         Collateral Summary for Pool 2:
                         ------------------------------

                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PRODUCT:                         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
5/1 ARM                                   2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PREPAYMENT PENALTY:              Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
0.000                                     2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
GROSS COUPON (%):                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
3.250 - 3.499                                 1          542,400.00                0.04%
3.500 - 3.749                                 5        4,893,414.57                0.32
3.750 - 3.999                                11        8,823,214.21                0.57
4.000 - 4.249                                85       68,181,455.04                4.41
4.250 - 4.499                                34       32,779,407.84                2.12
4.500 - 4.749                             2,248    1,430,192,620.15               92.54
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CURRENT BALANCE ($):             Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
0.01 - 50,000.00                              1           50,000.00                0.00%
50,000.01 - 100,000.00                        1           92,072.10                0.01
150,000.01 - 200,000.00                       2          343,942.19                0.02
200,000.01 - 250,000.00                       1          246,831.42                0.02
250,000.01 - 300,000.00                       4        1,114,405.25                0.07
300,000.01 - 350,000.00                      10        3,403,145.36                0.22
350,000.01 - 400,000.00                     340      129,304,094.34                8.37
400,000.01 - 450,000.00                     304      129,738,061.87                8.40
450,000.01 - 500,000.00                     333      159,204,226.62               10.30
500,000.01 - 550,000.00                     203      106,805,839.54                6.91
550,000.01 - 600,000.00                     188      108,851,634.74                7.04
600,000.01 - 650,000.00                     214      135,080,361.64                8.74
650,000.01 - 700,000.00                     101       68,511,039.37                4.43
700,000.01 - 750,000.00                      88       64,297,678.85                4.16
750,000.01 - 800,000.00                      73       56,824,034.01                3.68
800,000.01 - 850,000.00                      53       44,007,626.25                2.85
850,000.01 - 900,000.00                      65       57,134,408.33                3.70
900,000.01 - 950,000.00                      58       53,852,766.88                3.48
950,000.01 - 1,000,000.00                   218      216,066,744.45               13.98
1,000,000.01 - 1,250,000.00                  35       39,746,855.02                2.57
1,250,000.01 - 1,500,000.00                  41       58,488,821.71                3.78
1,500,000.01 - 1,750,000.00                   8       12,960,674.94                0.84
1,750,000.01 - 2,000,000.00                  20       38,699,906.99                2.50
2,000,000.01 - 2,250,000.00                   6       12,946,425.10                0.84
2,250,000.01 - 2,500,000.00                   8       19,181,562.33                1.24
2,500,000.01 - 2,750,000.00                   3        8,086,244.06                0.52
2,750,000.01 - 3,000,000.00                   3        8,867,529.19                0.57
3,250,000.01 - 3,500,000.00                   1        3,373,254.89                0.22
3,750,000.01 - 4,000,000.00                   1        3,932,324.37                0.25
4,000,000.01 - 4,250,000.00                   1        4,200,000.00                0.27
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
8.250 - 8.499                                 1          542,400.00                0.04%
8.500 - 8.749                                 5        4,893,414.57                0.32
8.750 - 8.999                                11        8,823,214.21                0.57
9.000 - 9.249                                85       68,181,455.04                4.41
9.250 - 9.499                                34       32,779,407.84                2.12
9.500 - 9.749                             2,222    1,412,468,587.14               91.40
10.500 - 10.749                              26       17,724,033.01                1.15
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
FIRST RATE CAP (%):              Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
5.000                                     2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PERIODIC RATE CAP (%):           Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
2.000                                     2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL TERM (months):          Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
181 - 240                                     1          495,469.29                0.03%
241 - 300                                     3        2,195,577.82                0.14
301 - 360                                 2,380    1,542,721,464.70               99.83
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
REMAINING TERM (months):         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
181 - 240                                     1          495,469.29                0.03%
241 - 360                                 2,383    1,544,917,042.52               99.97
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
ORIGINAL LTV (%):                Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
0.01 - 50.00                                358      278,000,800.67               17.99%
50.01 - 55.00                               137      104,095,411.55                6.74
55.01 - 60.00                               185      142,287,543.25                9.21
60.01 - 65.00                               210      169,240,884.48               10.95
65.01 - 70.00                               289      186,287,571.19               12.05
70.01 - 75.00                               305      185,556,886.94               12.01
75.01 - 80.00                               895      477,624,801.18               30.91
80.01 - 85.00                                 3        1,480,352.55                0.10
85.01 - 90.00                                 2          838,260.00                0.05
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
CREDIT SCORE:                    Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Unknown                                       1          450,085.61                0.03%
501 - 550                                     1          400,348.17                0.03
551 - 600                                     6        4,098,552.60                0.27
601 - 650                                    49       33,654,949.99                2.18
651 - 700                                   406      271,798,801.52               17.59
701 - 750                                   861      567,971,970.64               36.75
751 - 800                                   999      627,556,950.12               40.61
801 - 850                                    61       39,480,853.16                2.55
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
DOCUMENTATION:                   Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
No Income Verification                      974      581,285,559.17               37.61%
Full                                      1,028      736,782,960.04               47.68
No Asset Verification                        14        7,931,070.45                0.51
Stated                                      368      219,412,922.15               14.20
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
OCCUPANCY:                       Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Primary Home                              2,158    1,392,766,203.05               90.12%
Second Home                                 225      152,290,195.91                9.85
Investment                                    1          356,112.85                0.02
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PROPERTY TYPE:                   Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
SF Detached                               1,961    1,316,146,490.58               85.16%
CONDO                                       374      200,234,659.97               12.96
2-4 FAMILY                                   41       25,385,772.23                1.64
COOP                                          4        2,033,250.00                0.13
PUD                                           4        1,612,339.03                0.10
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE



                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
PURPOSE:                         Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
Rate/Term Refinance                         944      634,851,849.33               41.08%
Purchase                                  1,012      628,783,714.85               40.69
Cash Out Refinance                          428      281,776,947.63               18.23
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------


                                                                       % of Aggregate
                                   Number of      Principal Balance   Principal Balance
STATE (TOP 10):                  Mortgage Loans      Outstanding         Outstanding
----------------------------------------------------------------------------------------
CA                                        2,024    1,296,688,651.50               83.91%
AZ                                           49       30,516,572.54                1.97
CO                                           42       29,965,592.71                1.94
WA                                           37       23,892,607.88                1.55
NV                                           35       22,760,091.11                1.47
HI                                           21       18,766,016.46                1.21
CT                                           18       17,860,092.41                1.16
TX                                           21       14,728,906.88                0.95
NY                                           19       13,214,449.48                0.86
FL                                           14       11,790,719.20                0.76
Other                                       104       65,228,811.64                4.22
----------------------------------------------------------------------------------------
Total:                                    2,384    1,545,412,511.81              100.00%
----------------------------------------------------------------------------------------



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer or its affiliates. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------